Rule 497(e)
                                                             File Nos. 333-90449
                                                                       811-09667

                         Supplement Dated March 28, 2005
                            To the prospectus of the

       Prestige Flexible Premium Variable Universal Life Insurance Policy
                                Dated May 1, 2003

                                    Issued by
                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1
                                       and
                    CANADA LIFE INSURANCE COMPANY OF AMERICA

Please note the following changes to your prospectus.

Effective on or about May 31, 2005 (the "Redemption Date"), in accordance with the approval of the Board of Directors of the Seligman Portfolios, Inc., the Seligman Frontier Portfolio will be liquidated. As a result, effective as of the Redemption Date, the Subaccount that invests in the Seligman Frontier Portfolio will be closed to new investment. "Closed to new investment" means no one can allocate additional amounts (either through payments or transfers) to the Subaccount that invests in the Seligman Frontier Portfolio as of the Redemption Date.

All other Portfolios available under the Policy are unaffected by the recent action of the Board of Directors of Seligman Portfolios, Inc. and will continue to remain available for new investment after the Redemption Date.

Any Policyholder utilizing a custom transfer feature, such as Dollar Cost Averaging or Account Rebalancing, involving the Subaccount that invests in the Seligman Frontier Portfolio should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by the Redemption Date, any allocations scheduled to be made to the Subaccount that invests in the Seligman Frontier Portfolio utilizing a custom transfer feature will be directed to the Subaccount that invests in the Fidelity VIP Money Market Portfolio.

You may elect to transfer your Subaccount Value from the Subaccount that invests in the Seligman Frontier Portfolio before the Redemption Date by calling a variable life representative at 1-888-353-265, writing Variable Life Administration at 8515 East Orchard Road, 9T2, Greenwood Village, CO 80111, or via the website at WWW.CANADALIFEUS.COM.

Transfers from the Subaccount that invests in the Seligman Frontier Portfolio to Subaccounts of other Portfolios will not count toward your twelve (12) free transfers and will not incur a processing fee. If you have not transferred your Subaccount Value out of the Subaccount that invests in the Seligman Frontier Portfolio as of the Redemption Date, your Subaccount Value in Seligman Frontier Portfolio will be automatically transferred to the Fidelity VIP Money Market Portfolio on the Redemption Date.

This Supplement must be accompanied by, or read in conjunction with, the current prospectus, dated May 1, 2003.

                Please keep this Supplement for future reference.